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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 25, 2006

                              BANCFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)

            Oklahoma                    0-14384                73-1221379
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

         101 N Broadway, Oklahoma City, OK                   73102
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      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code (405) 270-1086


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

BancFirst Plans to Acquire First Bartlesville Bank, Bartlesville, Oklahoma.

         On April 25, 2006, BancFirst Corporation announced it has entered into an agreement to acquire First Bartlesville Bank in Bartlesville, Oklahoma. Additional information regarding this agreement may be found at Exhibit 99.1 Text of Press Release dated April 25, 2006.

Exhibit 99.1 Text of Press Release, dated April 25, 2006 issued by BancFirst Corporation titled "BancFirst Corporation Announces Agreement to Acquire First Bartlesville Bank".

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  BANCFIRST CORPORATION
                                                  ------------------------------
                                                  (Registrant)


April 25, 2006
                                                   /s/ Joseph T. Shockley, Jr.
                                                   -----------------------------
                                                   Joseph T. Shockley, Jr.
                                                   (Principal Financial Officer)